Exhibit 24.1

POWERS OF ATTORNEY

Each person whose signature appears below constitutes and appoints Kevin M. McCarthy and Bruce A. Walsh, as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC by Newport Federal Savings Bank or Newport Bancorp, Inc., and the Registration Statement on Form S-1 by Newport Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the “OTS”) or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

NAME	DATE

/s/ Kevin M. McCarthy	March 17, 2006
Kevin M. McCarthy
President, Chief Executive Officer and Director
(principal executive officer)
Newport Bancorp, Inc.

President, Chief Executive Officer and Director
(principal executive officer)
Newport Federal Savings Bank

/s/ Nino Moscardi	March 17, 2006
Nino Moscardi
Executive Vice President, Chief Operating Officer and Director
Newport Bancorp, Inc.

Executive Vice President, Chief Operating Officer and Director
Newport Federal Savings Bank

/s/ Bruce A. Walsh	March 17, 2006
Bruce A. Walsh
Senior Vice President and Chief Financial
Officer
(principal accounting and financial officer)
Newport Bancorp, Inc.

Senior Vice President and Chief Financial
Officer
(principal accounting and financial officer)
Newport Federal Savings Bank

/s/ Peter W. Rector	March 17, 2006
Peter W. Rector
Chairman of the Board
Newport Bancorp, Inc.

Chairman of the Board
Newport Federal Savings Bank

March __, 2006
John N. Conti
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Peter T. Crowley	March 17, 2006
Peter T. Crowley
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ William R. Harvey	March 17, 2006
William R. Harvey
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Michael J. Hayes	March 17, 2006
Michael J. Hayes
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Donald N. Kaull	March 17, 2006
Donald N. Kaull
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Arthur H. Lathrop	March 17, 2006
Arthur H. Lathrop
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Robert S. Lazar	March 17, 2006
Robert S. Lazar
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Arthur P. Macauley	March 17, 2006
Arthur P. Macauley
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Kathleen A. Nealon	March 17, 2006
Kathleen A. Nealon
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Michael S. Pinto	March 17, 2006
Michael S. Pinto
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Alicia S. Quirk	March 17, 2006
Alicia S. Quirk
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank

/s/ Barbara Saccucci Radebach	March 17, 2006
Barbara Saccucci Radebach
Director
Newport Bancorp, Inc.

Director
Newport Federal Savings Bank